BBH TRUST

BBH CORE SELECT

CLASS N SHARES (BBTEX)

RETAIL CLASS SHARES (BBTRX)

SUPPLEMENT DATED SEPTEMBER 23, 2019 TO THE

PROSPECTUS

DATED FEBRUARY 28, 2019

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information.

I.	FUND LIQUIDATION

On September 23, 2019, the Board of Trustees of BBH Trust (the “Trust”) approved a Plan of Liquidation for BBH Core Select (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about the earlier of (i) October 9, 2019 and (ii) the date in which all shareholders that are not affiliated with the Adviser have redeemed their respective shares in the Fund (the “Liquidation Date”). Shareholder approval of the Liquidation is not required.

Beginning on September 23 through the Liquidation Date, the Fund may depart from its stated investment objective and policies as it liquidates holdings in preparation for the distribution of assets to investors. During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective.  Shareholders of record as of the close of business on the Liquidation Date will receive their proportionate interest in all of the net assets of the Fund in complete cancellation and redemption of all the outstanding shares of the Fund.  Payment will be made in accordance with instructions from each shareholder. If a shareholder has not provided instructions by the time proceeds are distributed, that shareholder’s liquidation proceeds shall be distributed based on the payment instructions on file for such shareholder with the Fund’s Transfer Agent. For those accounts with no bank instructions on file with the Fund’s Transfer Agent, the Transfer Agent shall issue a check.

Shareholders of the Fund may redeem their investments as described in the Fund’s Prospectus prior to the Liquidation Date.  Effective after market close on September 23, 2019, the Fund has waived the redemption fee for all redemptions.

If the Fund has not received your redemption request or other instruction by the Liquidation Date, your shares will be redeemed on the Liquidation Date, and you will receive your proceeds from the Fund, subject to any required withholding.

The Adviser will bear all expenses of the Liquidation to the extent such expenses are not part of the Fund’s normal and customary fees and operating expenses, which the Adviser has voluntarily agreed to limit to 0.80%. However, the Fund and its shareholders will bear transaction costs and any potential tax consequences associated with turnover of the Fund’s portfolio.

The liquidation of the Fund, like any redemption of Fund shares, will constitute an event upon which a gain or loss may be recognized for state and federal income tax purposes, depending on the type of account and the adjusted cost basis of the investor’s shares. The tax year for the Fund will end on the Liquidation Date. Please contact your tax advisor to discuss the tax consequences to you of the liquidation.

II.	CLOSURE OF THE FUND TO PURCHASES

Effective as of the close of business on September 20, 2019, BBH Core Select (the “Fund”) was closed to purchases of Fund shares, however, the Fund’s closure to purchases of Fund shares does not restrict any shareholders from redeeming shares of the Fund.

The Fund’s ability to enforce the closure of the Fund to purchases with respect to certain retirement plan accounts and accounts held by financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions and cooperation of those retirement plans and intermediaries.

Please contact the Fund at 1-800-575-1265 if you have any questions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.